UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 14, 2025

TRANSUITE.ORG INC
(Exact Name of Registrant as Specified in Charter)

Nevada	333-255178	30-1129581
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

732 S 6th St # 4304 Las Vegas, NV 89101
(Address of Principal Executive Offices) (Zip Code)

(775) 295-4295

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2025, Transuite.Org Inc. (the "Company") obtained written consent by the holders of the majority of the voting power of the Company's capital stock approving the adoption of the Company’s 2025 Stock Incentive Plan (the “Plan”).  The Plan allows the Board of Directors of the Company to grant incentive stock options, nonqualified stock options and restricted stock awards to officers, directors, employees and consultants of the Company.  At the time of consent, there were Seven Million (7,000,000) shares of common stock of the Company reserved for issuance under the Plan.

Item 5.07   Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

Exhibit 10.1	Transuite.Org Inc. 2025 Stock Incentive Plan

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSUITE.ORG INC.

October 14, 2025	By:	/s/ Mengqing Fan
Mengqing Fan Chief Executive Officer

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